Exhibit 99.1

For Immediate Release:	Contact:	Robert S. Zuccaro
Executive Vice President and Chief Financial Officer
(914) 921-5088

For further information please visit
www.gabelli.com

GAMCO Investors, Inc. Reports Fourth Quarter & Full Year Results
•	Record Year End AUM at $47.5 billion
•	Second Best Fourth Quarter Earnings of $1.13 per diluted share

Rye, New York, February 3, 2015 – GAMCO Investors, Inc. (“GAMCO”) (NYSE: GBL) today reported its 2014 fourth quarter results including revenues of $116.8 million, net income of $28.8 million and earnings of $1.13 per diluted share.  On a comparable basis, revenues were $122.7 million, net income was $33.3 million, and earnings were $1.29 per diluted share in the fourth quarter of 2013.

Assets Under Management (“AUM”) were $47.5 billion at December 31, 2014, up 1.2% from $46.9 billion at September 30, 2014 and a 1.0% increase versus the $47.0 billion at December 31, 2013.

For the full year 2014, the Company generated revenues of $440.4 million, net income of $109.4 million and earnings of $4.28 per diluted share, a decrease of 5.7% from earnings of $4.54 per diluted share in the full year 2013.

Financial Highlights	Q4	Q4		Full Year	Full Year
($'s in 000's except AUM and per share data)	2014	2013	%D	2014	2013	%D

AUM - end of period (in millions)	$47,487	$47,010	1.0%	$47,487	$47,010	1.0%
AUM - average (in millions)	47,315	45,523	3.9	47,708	41,749	14.3

Revenues before incentive fees	106,013	101,403	4.5	428,751	371,356	15.5
Incentive fee revenues	10,738	21,311	(49.6)	11,631	26,206	(55.6)
Total Revenues	116,751	122,714	(4.9)	440,382	397,562	10.8

Operating income before incentive fees
and management fee (a)	41,180	40,409	1.9	171,903	147,003	16.9
Operating margin before Incentive fees and management fee	38.8%	39.8%		40.1%	39.6%

Operating income	41,904	47,173	(11.2)	159,526	142,412	12.0
Operating margin	35.9%	38.4%		36.2%	35.8%

Other income/(expense), net	3,070	6,148		8,095	41,139

Income before income taxes	44,974	53,321	(15.7)	167,621	183,551	(8.7)
Effective tax rate	39.4%	37.0%		37.3%	36.1%

Net income	28,821	33,317	(13.5)	109,390	116,853	(6.4)

Net income per share	$1.13	$1.29	(12.4)	$4.28	$4.54	(5.7)

Shares outstanding at December 31	25,855	26,086		25,855	26,086

(a) See GAAP to non-GAAP reconciliation on page 9.

Assets Under Management

				% Change From
	December 31,	September 30,	December 31,	September 30,	December 31,
	2014	2014	2013	2014	2013
Equities:
Open-end Funds	$17,684	$17,458	$17,078	1.3%	3.5%
Closed-end Funds	6,949	6,963	6,945	(0.2)	0.1
Institutional & PWM - direct	16,597	16,223	16,486	2.3	0.7
Institutional & PWM - sub-advisory	3,704	3,525	3,797	5.1	(2.4)
Investment Partnerships	905	899	811	0.7	11.6
SICAV (a)	135	121	96	11.6	40.6
Total Equities	45,974	45,189	45,213	1.7	1.7
Fixed Income:
Money-Market Fund	1,455	1,698	1,735	(14.3)	(16.1)
Institutional & PWM	58	60	62	(3.3)	(6.5)
Total Fixed Income	1,513	1,758	1,797	(13.9)	(15.8)
Total Assets Under Management	$47,487	$46,947	$47,010	1.2	1.0

Our fourth quarter 2014 increase in AUM was due to market appreciation of $1.8 billion, partially offset by net outflows of $1.1 billion and open- and closed-end fund net distributions of $205 million.

Revenues

-
Total revenues for the fourth quarter of 2014 were $116.8 million, down 4.9% from $122.7 million in the prior year reflecting lower incentive fees offset by increases in fees earned in each of investment advisory, distribution and institutional research services.

-
Investment advisory fees increased 4.7% to $88.9 million in the fourth quarter of 2014 from $84.9 million in the comparable 2013 quarter.  The increase in revenues was driven by growth in average AUM in our open- and closed-end funds and higher billable assets in our institutional and private wealth management accounts.

-	Incentive fees earned were $10.7 million during the 2014 quarter, down from $21.3 million in the fourth quarter of 2013.

-
Distribution fees from our open-end equity mutual funds and other income were $14.9 million for the fourth quarter 2014, an increase of $0.4 million, or 2.2%, from $14.5 million in the prior year quarter.  Driving this increase was a 7.9% rise in average AUM in the open-end equity mutual funds.

-	Our institutional research services revenues were $2.4 million in the fourth quarter 2014, up 22.0% from $2.0 million in the prior year period.

Operating Income – Fourth Quarter

For the fourth quarter 2014, incentive fees were $10.7 million versus $21.3 million in the year ago quarter.  Operating income, which is net of management fee expense, reflecting lower incentive fees, and higher non-cash expense related to RSAs of $0.7 million, decreased 11.2%, or $5.3 million, to $41.9 million in the fourth quarter of 2014 versus $47.2 million in the prior year period.  Management fee expense, which is entirely variable, is based on pre-tax income and is impacted by changes in both operating and non-operating income.

Operating income before incentive fees and management fee was $41.2 million in the fourth quarter 2014 versus $40.4 million in the fourth quarter 2013.  Operating margin before management fee slipped to 40.2% versus 42.0% in the fourth quarter of 2013 due to lower incentive fee revenues.  Management believes evaluating operating income before management fee is an important measure in analyzing the Company’s operating results.  Further information regarding Non-GAAP measures is included in Notes on Non-GAAP Financial Measures and Table V included elsewhere herein.

Other income (expense)

We recognized other income of $3.1 million in the 2014 quarter versus $6.1 million in the fourth quarter of 2013.  Investment gains were $3.2 million in the 2014 quarter versus $11.4 million in the fourth quarter of 2013.  Dividend and interest income nearly matched last year’s $2.1 million.  In addition, the fourth quarter of 2013 was impacted by a $5.3 million charge, or $0.12 per diluted share, for our 2014 Shareholder Designated Charitable Contribution program.

Income Taxes

The reported full year 2014 effective tax rate (“ETR”) was 37.3% compared to 36.1% in 2013.  Excluding net income (loss) attributable to noncontrolling interests the ETR was 36.4% and 36.2% for 2014 and 2013, respectively.

Business and Investment Highlights

-
In October 2014, The Gabelli Equity Trust (NYSE: GAB) in an over-subscribed rights offering raised $157 million.  The Gabelli Equity Trust is a non-diversified, closed-end management investment company with $1.8 billion in total net assets.

-	On January 13, 2015 we announced the launch of The Gabelli Value Plus+ Trust (the “Trust”), a UK listed closed-end fund, which will invest in U.S. equities.

Balance Sheet

We ended the quarter with cash and investments, excluding noncontrolling interests, of $633.9 million, debt of $112.2 million ($113.1 million face value) and equity attributable to GAMCO shareholders of $525.1 million.  We have $400 million available on our universal shelf registration.  Together with earnings from operations, the shelf provides us with flexibility to do acquisitions, lift-outs, seed new investment strategies, and co-invest, as well as to fund shareholder compensation including, share repurchases and dividends.

Shareholder Compensation

During the quarter ended December 31, 2014, we returned $15.9 million of our earnings to shareholders through dividends and stock repurchases.  We repurchased 94,770 shares at an average price of $80.87 per share, for a total investment of $7.7 million and distributed $8.2 million in dividends.  For the full year 2014, we returned $45.6 million of our earnings to shareholders through dividends and stock repurchases.  We repurchased 414,432 shares at an average price of $78.99 per share, for a total investment of $32.7 million and distributed $12.9 million through dividends.  Since our IPO, in February 1999, we have returned nearly $880 million to shareholders.

On February 2, 2015, GAMCO’s Board of Directors declared a regular quarterly dividend of $0.07 per share payable on March 31, 2015 to its Class A and Class B shareholders of record on March 17, 2015.

About GAMCO Investors, Inc.

GAMCO Investors, Inc., through its subsidiaries, manages private advisory accounts (GAMCO Asset Management Inc.), mutual funds and closed-end funds (Gabelli Funds, LLC), and partnerships and offshore funds (Gabelli Securities, Inc.).

NOTES ON NON-GAAP FINANCIAL MEASURES

A.
Operating income before management fee expense is used by management to evaluate its business operations.  We believe this measure is useful in illustrating the operating results of GAMCO Investors, Inc. (the “Company”) as management fee expense is based on pre-tax income before management fee expense, which includes non-operating items including investment gains and losses from the Company’s proprietary investment portfolio and interest expense.  The reconciliation of operating income before management fee expense to operating income is provided in Table V.

B.
Operating income before management fee expense per share and other income/(expense), net per share are used by management for purposes of evaluating its business operations.  We believe these measures are useful in comparing the operating and non-operating results of the Company for the purposes of understanding the composition of net income per fully diluted share.  The swings in other income/(expense), net of $0.01 and ($0.60) per fully diluted share for the quarter and year to date, respectively, are derived by making certain necessary adjustments, as shown in the table below, to arrive at a net impact for each period and then calculating the difference.  The reconciliation of operating income before management fee expense per share and other income/(expense), net per share to net income per fully diluted share, is provided below.

	4th Quarter		Full Year
	2014	2013	2014	2013
Operating income before management fee	$46,903	$51,547	$178,153	$161,241
Management fee expense	(4,692)	(3,774)	(17,817)	(14,743)
Tax expense	(16,621)	(17,697)	(59,788)	(52,825)
Noncontrolling interest (expense)/benefit	52	99	296	(745)
Operating income (after management fee and taxes)	25,642	30,175	100,844	92,928
Per fully diluted share	$1.01	$1.17	$3.95	$3.61

Other income/(expense), net	$3,070	$6,148	$8,095	$41,139
Management fee expense	(307)	(600)	(810)	(4,086)
Tax expense	(1,088)	(2,055)	(2,717)	(13,361)
Noncontrolling interest (expense)/benefit	1,504	(351)	3,978	233
Other income, net (after management fee and taxes)	$3,179	$3,142	$8,546	$23,925
Per fully diluted share	$0.12	$0.12	$0.33	$0.93

Net income per fully diluted share	$1.13	$1.29	$4.28	$4.54
Diluted weighted average shares outstanding	25,449	25,733	25,558	25,712

The Company reported Assets Under Management as follows (in millions):

Table I: Fund Flows - 4th Quarter 2014
				Fund
		Market		distributions,
	September 30,	appreciation/	Net cash	net of	December 31,
	2014	(depreciation)	flows	reinvestments	2014
Equities:
Open-end Funds	$17,458	$803	$(511)	$(66)	$17,684
Closed-end Funds	6,963	(39)	164	(139)	6,949
Institutional & PWM - direct	16,223	800	(426)	-	16,597
Institutional & PWM - sub-advisory	3,525	269	(90)	-	3,704
Investment Partnerships	899	8	(2)	-	905
SICAV (a)	121	-	14	-	135
Total Equities	45,189	1,841	(851)	(205)	45,974
Fixed Income:
Money-Market Fund	1,698	-	(243)	-	1,455
Institutional & PWM	60	-	(2)	-	58
Total Fixed Income	1,758	-	(245)	-	1,513
Total Assets Under Management	$46,947	$1,841	$(1,096)	$(205)	$47,487

(a) Includes $70 million and $71 million of proprietary seed capital at September 30, 2014 and December 31, 2014, respectively.

Table II: Fund Flows - Full Year 2014
				Fund
		Market		distributions,
	December 31,	appreciation/	Net cash	net of	December 31,
	2013	(depreciation)	flows	reinvestments	2014
Equities:
Open-end Funds	$17,078	$961	$(191)	$(164)	$17,684
Closed-end Funds	6,945	141	342	(479)	6,949
Institutional & PWM - direct	16,486	957	(846)	-	16,597
Institutional & PWM - sub-advisory	3,797	157	(250)	-	3,704
Investment Partnerships	811	20	74	-	905
SICAV (a)	96	(2)	41	-	135
Total Equities	45,213	2,234	(830)	(643)	45,974
Fixed Income:
Money-Market Fund	1,735	-	(280)	-	1,455
Institutional & PWM	62	-	(4)	-	58
Total Fixed Income	1,797	-	(284)	-	1,513
Total Assets Under Management	$47,010	$2,234	$(1,114)	$(643)	$47,487

(a) Includes $94 million and $71 million of proprietary seed capital at December 31, 2013 and December 31, 2014, respectively.

Table III

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Quarter Ended December 31,
			% Inc.
	2014	2013	(Dec.)

Revenues:
Investment advisory and incentive fees	$99,452	$106,170	(6.3%)
Distribution fees and other income	14,859	14,544	2.2
Institutional research services	2,440	2,000	22.0
Total revenues	116,751	122,714	(4.9)

Expenses:
Compensation	49,494	50,656	(2.3)
Distribution	14,524	13,286	9.3
Other operating	5,830	7,225	(19.3)
Total expenses	69,848	71,167	(1.9)

Operating income before management fee	46,903	51,547	(9.0)

Investment income	5,119	13,524
Interest expense	(2,049)	(2,063)
Shareholder-designated contribution	-	(5,313)
Other income, net	3,070	6,148

Income before management fee and income taxes	49,973	57,695	(13.4)
Management fee expense	4,999	4,374
Income before income taxes	44,974	53,321	(15.7)
Income tax expense	17,709	19,752
Net income	27,265	33,569	(18.8)
Net income/(loss) attributable to noncontrolling interests	(1,556)	252
Net income attributable to GAMCO Investors, Inc.	$28,821	$33,317	(13.5)

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$1.14	$1.30	(12.3)

Diluted	$1.13	$1.29	(12.4)

Weighted average shares outstanding:
Basic	25,184	25,567	(1.5)

Diluted	25,449	25,733	(1.1)

Actual shares outstanding (a)	25,855	26,086	(0.9)

Notes:
(a) Includes 710,750 and 566,950 of RSAs, respectively.
See GAAP to non-GAAP reconciliation on page 9.

Table IV

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Year Ended December 31,
			% Inc.
	2014	2013	(Dec.)

Revenues:
Investment advisory and incentive fees	$369,996	$336,658	9.9%
Distribution fees and other income	61,226	51,964	17.8
Institutional research services	9,160	8,940	2.5
Total revenues	440,382	397,562	10.8

Expenses:
Compensation	180,752	163,870	10.3
Distribution	58,611	48,936	19.8
Other operating	22,866	23,515	(2.8)
Total expenses	262,229	236,321	11.0

Operating income before management fee	178,153	161,241	10.5

Investment income	16,278	62,276
Interest expense	(8,049)	(10,511)
Shareholder-designated contribution	(134)	(10,626)
Other income, net	8,095	41,139

Income before management fee and income taxes	186,248	202,380	(8.0)
Management fee expense	18,627	18,829
Income before income taxes	167,621	183,551	(8.7)
Income tax expense	62,505	66,186
Net income	105,116	117,365	(10.4)
Net income/(loss) attributable to noncontrolling interests	(4,274)	512
Net income attributable to GAMCO Investors, Inc.	$109,390	$116,853	(6.4)

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$4.32	$4.56	(5.3)

Diluted	$4.28	$4.54	(5.7)

Weighted average shares outstanding:
Basic	25,335	25,653	(1.2)

Diluted	25,558	25,712	(0.6)

Actual shares outstanding (a)	25,855	26,086	(0.9)

Notes:
(a) Includes 710,750 and 566,950 of RSAs, respectively.
See GAAP to non-GAAP reconciliation on page 9.

Table V
GAMCO INVESTORS, INC.
UNAUDITED QUARTERLY CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	2013					2014
	1st	2nd	3rd	4th		1st	2nd	3rd	4th
	Quarter	Quarter	Quarter	Quarter	Full Year	Quarter	Quarter	Quarter	Quarter	Full Year
Income Statement Data:

Revenues	$86,181	$92,290	$96,377	$122,714	$397,562	$104,477	$108,296	$110,858	$116,751	$440,382

Expenses	51,474	55,660	58,020	71,167	236,321	63,250	65,615	63,516	69,848	262,229

Operating income before
management fee	34,707	36,630	38,357	51,547	161,241	41,227	42,681	47,342	46,903	178,153

Investment income/(loss)	13,636	14,648	20,468	13,524	62,276	8,085	11,076	(8,002)	5,119	16,278
Interest expense	(3,488)	(2,796)	(2,164)	(2,063)	(10,511)	(1,992)	(2,021)	(1,987)	(2,049)	(8,049)
Shareholder-designated contribution	(5,000)	-	(313)	(5,313)	(10,626)	-	(134)	-	-	(134)
Other income/(expense), net	5,148	11,852	17,991	6,148	41,139	6,093	8,921	(9,989)	3,070	8,095

Income before management
fee and income taxes	39,855	48,482	56,348	57,695	202,380	47,320	51,602	37,353	49,973	186,248
Management fee expense	3,980	4,846	5,629	4,374	18,829	4,728	5,144	3,756	4,999	18,627
Income before income taxes	35,875	43,636	50,719	53,321	183,551	42,592	46,458	33,597	44,974	167,621
Income tax expense	13,195	15,724	17,515	19,752	66,186	14,616	17,135	13,045	17,709	62,505
Net income	22,680	27,912	33,204	33,569	117,365	27,976	29,323	20,552	27,265	105,116
Net income/(loss) attributable
to noncontrolling interests	135	19	106	252	512	22	373	(3,113)	(1,556)	(4,274)
Net income attributable to
GAMCO Investors, Inc.	$22,545	$27,893	$33,098	$33,317	$116,853	$27,954	$28,950	$23,665	$28,821	$109,390

Net income per share
attributable to GAMCO
Investors, Inc.:
Basic	$0.88	$1.09	$1.29	$1.30	$4.56	$1.10	$1.14	$0.94	$1.14	$4.32

Diluted	$0.88	$1.09	$1.29	$1.29	$4.54	$1.09	$1.13	$0.93	$1.13	$4.28

Weighted average shares outstanding:
Basic	25,742	25,679	25,625	25,567	25,653	25,481	25,381	25,296	25,184	25,335

Diluted	25,758	25,689	25,700	25,733	25,712	25,684	25,586	25,517	25,449	25,558
Reconciliation of non-GAAP
financial measures to GAAP:
Operating income before Incentive
fees and management fee	$33,291	$35,240	$38,063	$40,409	$147,003	$41,011	$42,401	$47,311	$41,180	$171,903
Operating income from Incentive
fees	1,416	1,390	294	11,138	14,238	216	280	31	5,723	6,250
Operating income before
management fee	34,707	36,630	38,357	51,547	161,241	41,227	42,681	47,342	46,903	178,153
Deduct: management fee expense	3,980	4,846	5,629	4,374	18,829	4,728	5,144	3,756	4,999	18,627
Operating income	$30,727	$31,784	$32,728	$47,173	$142,412	$36,499	$37,537	$43,586	$41,904	$159,526

Operating margin before
management fee	40.3%	39.7%	39.8%	42.0%	40.6%	39.5%	39.4%	42.7%	40.2%	40.5%
Operating margin after
management fee	35.7%	34.4%	34.0%	38.4%	35.8%	34.9%	34.7%	39.3%	35.9%	36.2%

Table VI
GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands, except per share data)

	December 31,	December 31,
	2014	2013

ASSETS

Cash and cash equivalents	$298,224	$210,451
Investments (a)	406,711	371,262
Receivable from brokers	76,079	49,461
Other receivables	67,228	60,390
Income tax receivable	2,433	445
Other assets	15,711	17,476

Total assets	$866,386	$709,485

LIABILITIES AND EQUITY

Payable to brokers	$43,409	$10,765
Income taxes payable and deferred tax liabilities	27,904	39,846
Compensation payable	39,983	34,663
Securities sold short, not yet purchased	10,595	6,178
Accrued expenses and other liabilities	36,203	39,189
Sub-total	158,094	130,641

5.875% Senior notes (due June 1, 2021)	100,000	100,000
0% Subordinated Debentures (due December 31, 2015) (b)	12,163	11,911
Total debt	112,163	111,911
Total liabilities	270,257	242,552

Redeemable noncontrolling interests	68,334	6,751

GAMCO Investors, Inc.'s stockholders' equity	525,061	457,331
Noncontrolling interests	2,734	2,851
Total equity	527,795	460,182

Total liabilities and equity	$866,386	$709,485

(a) Includes investments in sponsored registered investment companies of $39.5 million and $44.0 million, respectively.
(b) The 0% Subordinated Debentures due December 31, 2015 have a face value of $13.1 million and $13.8 million, respectively.

SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION

The financial results set forth in this press release are preliminary. Our disclosure and analysis in this press release, which do not present historical information, contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Forward-looking statements convey our current expectations or forecasts of future events. You can identify these statements because they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning. They also appear in any discussion of future operating or financial performance. In particular, these include statements relating to future actions, future performance of our products, expenses, the outcome of any legal proceedings, and financial results.  Although we believe that we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know about our business and operations, the economy and other conditions, there can be no assurance that our actual results will not differ materially from what we expect or believe.  Therefore, you should proceed with caution in relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that are difficult to predict and could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements.  Some of the factors that could cause our actual results to differ from our expectations or beliefs include a decline in the securities markets that adversely affect our assets under management, negative performance of our products, the failure to perform as required under our investment management agreements, a general downturn in the economy that negatively impacts our operations. We also direct your attention to the more specific discussions of these and other risks, uncertainties and other important factors  contained in our Form 10-K and other public filings.  Other factors that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake to update publicly any forward-looking statements if we subsequently learn that we are unlikely to achieve our expectations whether as a result of new information, future developments or otherwise, except as may be required by law.